Electronically Filed
5/18/2020 8:45 AM
Steven D. Grierson
CLERK OF THE COURT

NOTC
PETER L. CHASEY, ESQ.
Nevada Bar No. 007650
CHASEY LAW OFFICES
3295 N. Fort Apache Road, Suite 110
Las Vegas, Nevada 89129
Tel: (702) 233-0393 Fax: (702) 233-2107
email: peter@chaseylaw.com
Attorney for Custodian
SMALL CAP COMPLIANCE, LLC

EIGHTH JUDICIAL DISTRICT COURT

CLARK COUNTY, NEVADA

In the Matter of CHINA CHANGJIANG MINING & NEW ENERGY CO., LTD., a Nevada Corporation, (Petition of Small Cap Compliance, LLC)	)	CASE NO.: A-19-807693-B DEPT NO.: XI

NOTICE OF ENTRY OF ORDER

PLEASE TAKE NOTICE that on the 11th day of May, 2020 the attached Order Discharging Custodian was entered in the above-captioned case.

Dated this 18th day of May, 2020.

CHASEY LAW OFFICES

/s/ Peter Chasey
Peter L. Chasey, Esq.
Nevada Bar No. 007650
3295 N. Fort Apache Rd., Ste. 110
Las Vegas, NV 89129
Tel: (702) 233-0393 Fax: (702) 233-2107
Email: peter@chaseylaw.com
Attorney for Custodian
SMALL CAP COMPLIANCE, LLC

CERTIFICATE OF SERVICE

I hereby certify that on the 19th day of May, 2020, I served a true and complete copy of the foregoing ***NOTICE OF ENTRY OF ORDER*** by placing a copy of the same in the United States Mail, postage fully prepaid addressed to the following:

Former Officers and Directors
China Changjiang Mining & New Energy Co., Ltd.
B-17 Xinhui Mansion, Gaoxin Road
Hi-Tech Zone, Zi'An Shaanxi PRC
Shaanxi, China 710075

Leesa Nobel
Island Stock Transfer
15500 Roosevelt Blvd., Suite 104
Clearwater, FL 33760

AN EMPLOYEE OF CHASEY LAW OFFICES

ORDR
PETER L. CHASEY, ESQ.
Nevada Bar No. 007650
CHASEY LAW OFFICES
3295 N. Fort Apache Road, Suite 110
Las Vegas, Nevada 89129
Tel: (702) 233-0393 Fax: (702) 233-2107
email: peter@chaseylaw.com
Attorney for Custodian
SMALL CAP COMPLIANCE, LLC

EIGHTH JUDICIAL DISTRICT COURT

CLARK COUNTY, NEVADA

In the Matter of CHINA CHANGJIANG MINING & NEW ENERGY CO., LTD., a Nevada Corporation, (Petition of Small Cap Compliance, LLC)	CASE NO.: A-19-807693-B DEPT NO.: XI

ORDER DISCHARGING CUSTODIAN

Custodian SMALL CAP COMPLIANCE, LLC's Motion to Discharge Custodian came on for hearing before the above Court and, having considered the motion, and good cause appearing, this Court orders and decrees as follows:

IT IS HEREBY ORDERED that the actions taken by Custodian SMALL CAP COMPLIANCE, LLC on behalf of CHINA CHANGJIANG MINING & NEW ENERGY CO., LTD. are hereby approved,

IT IS FURTHER ORDERED that the SMALL CAP COMPLIANCE, LLC's Custodianship of the Nevada Corporation known as CHINA CHANGJIANG MINING & NEW ENERGY CO., LTD. is hereby terminated,

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IT IS FURTHER ORDERED that Custodian SMALL CAP COMPLIANCE, LLC is hereby discharged as Custodian of the Nevada Corporation known as CHINA CHANGJIANG MINING & NEW ENERGY CO., LTD.

IT IS SO ORDERED.

Dated this 11th day of May, 2020.

DISTRICT COURT JUDGE

Respectfully Submitted by:

CHASEY LAW OFFICES

Peter Chasey
Peter L. Chasey, Esq.
Nevada Bar No. 007650
3295 N. Fort Apache Rd., Ste. 110
Las Vegas, NV 89129
(702) 233-0393
Attorney for Custodian
SMALL CAP COMPLIANCE, LLC